UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2015

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On May 7, 2015 Boyd Gaming Corporation (the “Company”) sent a notice of redemption to the trustee for the 9.125% Notes to conditionally call for redemption on June 8, 2015 (the “Redemption Date”) all of the 9.125% senior notes due 2018 (CUSIP No. 103304 BG5) (the “9.125% Notes”) then outstanding. The 9.125% Notes were issued and the redemption will be effected pursuant to the provisions of an indenture dated as of November 10, 2010 by and among the Company, certain subsidiaries of the Company, as guarantors, and U.S. Bank National Association, as trustee (the “9.125% Notes Indenture”). The 9.125% Notes Indenture is incorporated herein by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K filed on November 12, 2010 with the Securities and Exchange Commission (the “SEC”).

The redemption is conditioned upon the trustee’s receipt of funds in an amount sufficient to fund the repayment of all 9.125% Notes outstanding on the Redemption Date. In the event that such condition has not been satisfied as of the Redemption Date, the Company may extend the date of redemption one or more times to a date not later than July 6, 2015.

To the extent the condition to the redemption is satisfied, the 9.125% Notes will be redeemed at a redemption price of 104.563% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest (as defined in the 9.125% Notes Indenture), if any, to the Redemption Date. As of May 7, 2015, there was $500 million in aggregate principal amount of the 9.125% Notes outstanding. On the Redemption Date, assuming that the condition is satisfied or waived by the Company, the redemption price will become due and payable upon each 9.125% Note to be redeemed that was not accepted for purchase pursuant to the terms of the tender offer and solicitation (described below in Item 8.01). Pursuant to the terms of the 9.125% Notes Indenture, interest on the 9.125% Notes will cease to accrue on and after the Redemption Date and the only remaining right of the holders of the 9.125% Notes will be to receive payment of the redemption price, including accrued and unpaid interest and Additional Interest, if any, to the Redemption Date, upon surrender of the 9.125% Notes to the trustee.

A press release issued by the Company announcing that it has called the redemption of the 9.125% Notes, as well as the tender offer described below, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01.	Other Events.

Notes Offering

On May 7, 2015, the Company announced in the press release attached hereto as Exhibit 99.2 and incorporated herein by reference that it commenced and has priced a public offering (the “New Notes Offering”) of $750 million aggregate principal amount of its senior notes due 2023 (the “New Notes”). The New Notes will be fully and unconditionally guaranteed by certain of the Company’s current and future domestic restricted subsidiaries (the “Guarantors”). In connection with the offering of the New Notes, the Company and the Guarantors entered into an Underwriting Agreement, which is attached hereto as Exhibit 1.1, with a group of underwriters for which J.P. Morgan Securities LLC acted as representative. In addition, the Company and the Guarantors will enter into a base Indenture with respect to Senior Debt Securities, the form of which is attached hereto as Exhibit 4.1, with Wilmington Trust, N.A. as trustee under the Indenture and a supplemental Indenture in a form to be determined to establish certain terms of the New Notes and guarantees thereof.

Tender Offer and Consent Solicitation

On May 7, 2015, the Company also announced that it has commenced a cash tender offer to purchase any and all of its outstanding 9.125% Notes (as defined above in Item 2.04). The Company also announced a concurrent consent solicitation for proposed amendments to the 9.125% Notes Indenture. The proposed amendments would eliminate certain restrictive covenants from the 9.125% Notes Indenture.

The consummation of the tender offer for the 9.125% Notes and the consent solicitation are subject to the receipt by the Company of at least $500 million of gross proceeds from the offering of the New Notes, as described above, on terms and conditions satisfactory to the Company, among the satisfaction of other conditions. The Company’s press release announcing the commencement of the tender offer and consent solicitation, as well as the conditional call for redemption described above, is attached as Exhibit 99.1 and incorporated herein by reference. Pursuant to our notice of redemption (described above in Item 2.04), upon the satisfaction of the applicable condition to the redemption, we will redeem the 9.125% senior notes that remain outstanding after completion or termination of the tender offer.

This disclosure is for information purposes only and is not an offer to purchase, a solicitation of acceptance of the offer to purchase or a solicitation of a consent with respect to any of the 9.125% Notes. The tender offer and the consent solicitation are being made pursuant to the tender offer and consent solicitation documents, which the Company is distributing to holders of 9.125% Notes. The tender offer and the consent solicitation are not being made to holders of the 9.125% Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 7, 2015, among the Company, the Guarantors and J.P. Morgan Securities LLC as representative of the several underwriters named therein.

4.1	Form of Indenture (including form of Senior Debt Securities) with respect to Senior Debt Securities to be entered into by and between the Company, as Issuer, the Guarantors and Wilmington Trust, N.A., as Trustee.

99.1	Press Release, dated May 7, 2015, announcing the conditional call for redemption and commencement of tender offer and consent solicitation.

99.2	Press Release, dated May 7, 2015, announcing commencement and pricing of notes offering.

*            *             *

This Current Report on Form 8-K and the exhibits incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding our expectations, hopes or intentions regarding the future. These forward looking statements can often be identified by their use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and may include (without limitation) statements regarding the terms and conditions of the redemption of the 9.125% Notes, the New Notes Offering and the tender offer and solicitation for the 9.125% Notes. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) the possibility that the New Notes Offering will not be consummated on the expected terms, or at all; the possibility that the tender offer and the consent solicitation will not be consummated on the expected terms, or at all; the possibility that the conditional call for redemption will not be consummated on the expected terms, or at all; and the Company’s financial performance. Additional factors are discussed under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2015	Boyd Gaming Corporation

/s/ Anthony D. McDuffie
Anthony D. McDuffie Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 7, 2015, among the Company, the Guarantors and J.P. Morgan Securities LLC as representative of the several underwriters named therein.

4.1	Form of Indenture (including form of Senior Debt Securities) with respect to Senior Debt Securities to be entered into by and between the Company, as Issuer, the Guarantors and Wilmington Trust, N.A., as Trustee.

99.1	Press Release, dated May 7, 2015, announcing the conditional call for redemption and commencement of tender offer and consent solicitation.

99.2	Press Release, dated May 7, 2015, announcing commencement and pricing of notes offering.